Exhibit 10.4
                                                                    ------------

                         EXECUTIVE EMPLOYMENT AGREEMENT
                         ------------------------------

     THIS EMPLOYMENT AGREEMENT(the "Agreement"), made this 15th day of May, 2002 (the "Effective Date") is entered into by Stronghold Technologies, Inc., a New Jersey corporation with its principal place of business at 450 Claremont Road, Bernardsville, New Jersey 07924 (the "Company"), and Christopher Carey (the "Executive").

     WHEREAS, the Company desires to continue to employ the Executive, and the Executive desires to continue to be employed by the Company.

     WHEREAS, the Company is entering into a Merger Agreement with TDT Development, Inc., its principle stockholders, TDT Acquisition Corp., Terre Di Toscana, Inc., Terres Toscanas, Inc., on or about the Effective Date and this Agreement is intended to survive such merger.

     WHEREAS,   the  Company  desires  to  provide  the  Executive  with  proper incentives for him to continue performing as the Company's Chairman, President and Chief Executive Officer.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

     1. Term of Agreement.  The Company  hereby agrees to continue to employ the
        -----------------
Executive, and the Executive hereby accepts continued employment with the Company, upon the terms set forth in this Agreement, for the period commencing on the Effective Date and ending on December 31, 2004 (such period, as it may be extended, the "Term"), unless sooner terminated in accordance with the provisions of Section 6. The Term shall be automatically renewed for successive one year terms (each such renewal, a "Renewal Term"), unless either party provides the other party with written notice no less than ninety (90) days prior to the end of the then current Term or Renewal Term, of his or its intent not to renew this Agreement.

     2. Title;  Capacity.  The Executive shall serve as Chairman,  President and
        ----------------
Chief Executive Officer or in a position at least commensurate therewith in all material respects. The Executive shall be the highest ranking officer within the Company. In addition, the Executive shall, as long as he remains employed with the Company, be elected to a director position on the Board of Directors of the Company (the "Board of Directors"). The Executive shall further be elected as the Chairman of the Board of Directors and shall remain as Chairman of the Board of Directors as long as he remains employed with the Company (and thereafter, if properly elected to such position). The Executive's duties hereunder shall be those which shall be prescribed from time to time by the Board of Directors in accordance with the bylaws of the Company and shall include such executive duties, powers and responsibilities as customarily attend the offices of Chairman, President and Chief Executive Officer of a company of the size, type and nature of the Company. The Executive will hold, in addition to the offices of President and Chief Executive Officer of the Company, such other executive offices in the Company and its subsidiaries to which he may be elected, appointed or assigned by the Board of Directors from time to time and will discharge such executive duties in connection therewith.

     3. Services and Best Efforts.  The Executive  shall devote his full working
        -------------------------
time, energy and skill (reasonable absences for vacations and illness excepted), to the business of the Company in order to perform such duties faithfully and diligently; provided, however, that notwithstanding any provision in this
             --------   -------
Agreement to the contrary, the Executive shall be permitted to serve as a member of the boards of directors of non-profit organizations, so long as such memberships or activities do not unreasonably interfere with the performance of his duties hereunder. The Executive shall also be permitted to serve as a member of the boards of directors of other for-profit organizations, so long as such memberships or activities do not unreasonably interfere with the performance of the Executive's duties hereunder, and so long as the Board of Directors approves of such memberships, such approval not to be unreasonably withheld.

     4. Compensation and Benefits.
        -------------------------

        (a)    Salary. The Company shall pay the Executive a minimum annual base
               ------
salary at the annualized rate of $260,000.00 (the "Base Salary"), payable in installments in accordance with the Company's normal payroll schedule but no less often than monthly. The Base Salary shall be raised, effective January 1, 2003 to the annualized rate of $300,000.00 and raised, effective January 1, 2004 to the annualized rate of $350,000.00. Such salary shall be reviewed annually and subject to increase as determined by the Board or a Compensation Committee thereof its sole discretion.

         (b)   Bonus. Each fiscal year after fiscal year 2002,the Executive will
               -----
be eligible to receive an annual bonus based upon the Company's meeting and exceeding its annual budget, as such has been reviewed and approved by the Board no later than the end of its first fiscal quarter (the "Budget"), for the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA"). This bonus will be earned according to the following: (i) if the Company achieves 90-100% of EBITDA, the Executive will receive a bonus of 10% of his then current annual base salary; (ii) if the Company achieves 101-110% of EBITDA, the Executive will receive a total bonus of 20% of his then current annual base; and (iii) if the Company achieves 111-120% of EBITDA, the Executive will receive a total bonus of 30% of his then current annual base salary; (iv) if the Company achieves 121-130% of EBITDA, the Executive will receive a total bonus of 40% of his then current annual base salary; (v) if the Company achieves 131-140% of EBITDA, the Executive will receive a total bonus of 50% of his then current annual base salary; (vi) if the Company achieves 141-150% of EBITDA, the Executive will receive a total bonus of 55% of his then current annual base salary; and
(vii) if the Company achieves 151% or more of EBITDA, the Executive will receive a total bonus of 60% of his then current annual base salary. The bonus, if any, shall be paid in one lump sum within sixty (60) days after the close of the fiscal year for which it was earned.

          (c)   Fringe Benefits. The Executive  shall be entitled to participate
               ---------------
in all benefit programs that the Company establishes and makes available to its employees, if any, to the extent that the Executive's position, tenure, salary, age, health and other qualifications make him eligible to participate. The Company may alter, modify, add to or delete its benefit plans at any time as the Company or its Board may determine, in its sole judgment, to be appropriate.

          (d)  Paid Time Off.  The  Executive  shall be  eligible to accrue paid
               -------------
time off pursuant to the Company's normal policies and procedures governing vacation time or other paid time off.

          (e)  Reimbursement  of  Expenses.  The  Company  shall  reimburse  the
               --------------------------
Executive for all reasonable travel, entertainment and other business expenses incurred or paid by the Executive in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement, upon presentation by the Executive of reasonable documentation, expense statements, vouchers and/or such other supporting information as the Company may request.

          (f)  Car Allowance. The  Company  shall  pay  Executive eight  hundred
               -------------
dollars ($800.00) per month as an expense reimbursement car allowance for the lease or purchase of a vehicle. Executive shall additionally be reimbursed for reasonable automobile insurance, repairs, tolls, parking and all other business-related vehicle expenses.

          (g)  Supplemental Life Insurance. The Company shall pay the premium on
               ---------------------------
a term life insurance policy which shall be maintained by the Executive and for which the Executive will have the exclusive right to determine the policy's beneficiary. The premium on such policy shall not exceed ten thousand dollars ($10,000.00). The Company will be responsible for all cost of living increases in the costs of such premiums.

          (h)  Deductions.  The  Company  shall  deduct  from  any  pay  to  the
               ----------
Executive all taxes or other withholdings required by law or otherwise properly authorized by the Executive.

     5. Stock Options.
        -------------

          (a)  Current  Grant.  The Company will grant to the  Executive a stock
               -------------
option (the "Option") under the Stronghold Technologies, Inc. 2000 Stock Option Plan, as Amended (the "Plan") for the purchase of an aggregate of 200,000 shares of common stock of the Company at an option exercise price equal of $1.50 per share, the fair market value of the underlying common stock on the date of the grant. The maximum amount permitted by law shall be treated as an Incentive Stock Option within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). The Option shall be subject to all terms, limitations, restrictions and termination provisions set forth in the Plan and in the separate option agreement that shall be executed to evidence the grant of any option. While the Executive is employed by the Company, the Option will become exercisable ("vest") on the earlier of: (i) the seventh anniversary of the Effective Date; or (ii) the achievement of the performance goals set forth
below,  based  upon  the  Company's   achievement  of  EBITDA:

----------------------------------------------------------------------------------------------------------------------
Fiscal          Options Vested for              Cumulative Options Vested for           Cumulative Options Vested
Year            fiscal year for Achieving       fiscal year for Achieving 100-          for fiscal year for Achieving
Ending          80-100% EBITDA                  120% EBITDA                             Over 120% EBITDA
----------------------------------------------------------------------------------------------------------------------

2002            12,500                          24,000                                  40,000
----------------------------------------------------------------------------------------------------------------------
2003            23,000                          45,750                                  80,000
----------------------------------------------------------------------------------------------------------------------
2004            23,000                          45,750                                  80,000
----------------------------------------------------------------------------------------------------------------------

Options to be vested pursuant to subpart (ii) shall be considered vested on the sixtieth (60th) day following the closing of the Company's fiscal year for which such vesting is occurring.

          (b)  Effect of Change in Control on Vesting. Upon a Change of Control,
               --------------------------------------
the unvested portion of the Option shall immediately vest and become exercisable by the Executive. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any of the following:

              (i)   the  acquisition by an  individual,  entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that
                                                         --------  -------
for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

              (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Agreement by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from
                          --------   -------
this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

              (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation or other form of entity in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the

Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation or entity is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

              (iv) Notwithstanding the foregoing, a Change of Control shall not occur in the following situation: any equity financing transaction or series of transactions, which are for the sole purpose of raising cash to finance the continuing operations of the Company (an "Equity Financing"), if and only if, the Executive has voted in favor or otherwise consented to such Equity Financing in his role as a director of the Company.

     6.  Termination.  The  Term of this  Agreement  shall  terminate  upon  the
         -----------
occurrence of any of the following:

          (a) Expiration of the Term in accordance with Section 1, after a party has given notice of its intent not to renew the Agreement;

          (b) At the election of the Company, for Cause, upon sixty (60) days written notice by the Company to the Executive. For the purposes of this Agreement, "Cause" for termination shall be deemed to exist upon a determination by the Board of Directors that the Executive has committed any of the following conduct:

               (i)  Fraud;

              (ii) Gross misconduct or unreasonable and continued neglect as an employee, only after the Executive has been given notice and a period of no less than thirty (30) days within which to cure such gross misconduct or unreasonable and continued neglect;

             (iii) Conviction of a felony, if such felony detrimentally affects Executive's abilities to conduct his duties hereunder; or

              (iv)  Commission of an act of moral turpitude.

          (c) Upon the death or disability of the Executive. As used in this Agreement, the term "disability" shall mean the inability of the Executive with reasonable accommodation as may be required by State or Federal law, due to a physical or mental disability, for a period of one hundred eighty (180) days, whether or not consecutive, during any 360-day period to perform the services contemplated under this Agreement. A determination of disability shall be made by a physician satisfactory to both the Executive and the Company, provided that
                                                                   -------- ----
if the Executive and the Company do not agree on a physician, the Executive and the Company shall each select a physician and these two together shall select a third physician, whose determination as to disability shall be binding on all parties

          (d) At the election of the Executive, upon not less than thirty (30) days' prior written notice of termination; and

          (e) At the election of the Company, without cause, immediately upon written notice by the Company to the Executive.

     7. Effect of Termination.  Upon  termination  of  the  Agreement, the  only
        -----------------------
remuneration to which the Executive will be entitled shall be as follows:

         (a)   Termination  after the  Expiration  of the Term,  for Cause or at
               -----------------------------------------------------------------
Election of the Executive. In the event the Executive's employment is terminated
-------------------------
after the expiration of the Term pursuant to Section 6(a), for cause pursuant to
Section 6(b), or at the election of the Executive pursuant to Section 6(d), the Company shall pay to the Executive the compensation and benefits otherwise payable to him/her under Section 3 through the last day of his actual employment by the Company.

         (b)  Termination for Death or Disability. If the Executive's employment
              -----------------------------------
employment is terminated by death or because of disability pursuant to Section 6(c), the Company shall pay to the estate of the Executive or to the Executive, as the case may be, the compensation that would otherwise be payable to the Executive up to the end of the month in which the termination of his employment because of death or disability occurs.

          (c)  Termination  Without  Cause.  If the  Executive's  employment  is
               ---------------------------
terminated without cause pursuant to Section 6(e), the Company shall pay the Executive a lump sum payment equal to his then current base salary for a period of the greater of: (i) the balance of the Term or any Renewal Term; or (ii) twelve months.

          (d)  Survival.  The  provisions  of  Sections  8, 9,  10 and 11  shall
               --------
survive the termination of this Agreement.


     8. Non-Compete.
        -----------

          (a) During the term of the Executive's employment with the Company (whether or not such employment extends passed the expiration of the Term) and for a period of twelve (12) months after the termination thereof, the Executive will not directly or indirectly:

              (i) as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than one percent (1%) of the total outstanding stock of a publicly held company), engage in the business of developing, producing, marketing or selling products and/or services of the kind or type developed or being developed, produced, marketed, sold or provided by the Company while the Executive was employed by the Company; or

              (ii) hire, recruit, solicit or induce, or attempt to induce, any employee or contractor of the Company to terminate their employment with, or otherwise cease their business relationship with, the Company;

              (iii) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company which were actively contacted, solicited or served by the Company during the term of the Executive's employment with the Company; or

          (b) If any restriction set forth in this Section 8 is found by any any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

          (c) The restrictions contained in this Section 8 are necessary for the protection of the business and goodwill of the Company and are considered by the Executive to be reasonable for such purpose. The Executive agrees that any breach of this Section 8 will cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.

     9. Proprietary Information.
        -----------------------

         (a) The Executive agrees that all information and know-how, whether or not in writing, of a private, secret or confidential nature concerning the Company's business or financial affairs (collectively, "Proprietary Information") is and shall be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information may include inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, and customer and supplier lists. The Executive will not disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without written approval by an officer of the Company, either during or after his employment, unless and until such Proprietary Information has become public knowledge without fault by the Executive.

           (b) The Executive agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Executive or others, which shall come into his custody or possession, shall be and are the exclusive property of the Company to be used by the Executive only in the performance of his duties for the Company.

           (c) The Executive agrees that his obligation not to disclose or use information, know-how and records of the types set forth in paragraphs (a) and
(b) above, also extends to such types of information, know-how, records and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Executive in the course of the Company's business.

     10. Developments.
         ------------

          (a) The Executive will make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by the Executive or under his direction or jointly with others during his employment by the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments").

           (b) The Executive agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all his right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. However, this Section 10(b) shall not apply to Developments which meet each of the following criteria: (i) they do not in any way relate to the present or planned business or research and development of the Company; and (ii) they are made and conceived by the Executive not during normal working hours, not on the Company's premises and not using the Company's tools, devices, equipment or Proprietary Information.

           (c) The Executive agrees to cooperate fully with the Company, both during and after his employment with the Company, with respect to the procurement, maintenance and enforcement of copyrights and patents (both in the United States and foreign countries) relating to Developments. The Executive shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignment of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Development.

     11. Other  Agreements.  The Executive hereby  represents that he/she is not
         ----------------
bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of his employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. The Executive further represents that his performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by him/her in confidence or in trust prior to his employment with the Company.

     12. Indemnification and Directors and Officers Insurance.
         ----------------------------------------------------

          (a) The Company agrees to indemnify the Executive to the fullest extent permitted by applicable law, including but not limited to, whenever permitted by law, the advancement and reimbursement of expenses and costs incurred by the Executive. This indemnification shall extend to all actions or inactions by the Executive in his capacity as officer, director, employee, agent, fiduciary or otherwise for the Company, its affiliates, subsidiaries, benefit plans or otherwise.

           (b) The Company shall maintain a policy of commercially reasonable directors and officers liability insurance which shall cover the Executive's actions and omissions as an officer and director of the Company.

     13. Notices.  All notices  required or permitted under this Agreement shall
         -------
be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 13.

     14. Pronouns. Whenever the  context may require, any  pronouns used in this
         --------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

     15. Entire  Agreement.  This  Agreement  constitutes  the entire  agreement
         ----------------
between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement. This Agreement shall not alter any of the Executive's rights under any equity grant which had been memorialized in an agreement with the Company and authorized by the Board prior to the Effective Date.

     16. Amendment. This Agreement  may be amended or modified only by a written
         ---------
written instrument executed by both a properly authorized executive officer or director of the Company and the Executive.

     17. Governing Law and Jurisdiction. This Agreement shall be construed,
         ---------------------------------
interpreted and enforced in accordance with the laws of the State of New Jersey. The parties agree that any disputes arising under this Agreement or otherwise related to the employment of the Executive by the Company shall be brought exclusively in the state and federal courts located in the State of New Jersey and the parties hereby waive the defense of lack of personal jurisdiction in any such action.

     18. Successors and Assigns.  This Agreement shall be binding upon and inure
         ----------------------
to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its assets or business, provided, however, that the obligations of the Executive are personal and shall not be assigned by him.

     19. Acknowledgment. The Executive states and represents that  he has had an
         --------------
opportunity to fully discuss and review the terms of this agreement with an attorney. The Executive further states and represents that he has carefully read this Agreement, fully understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.

     20. No Wavier. No delay or omission by the Company in exercising any right
         ---------
under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

     21. Captions. The captions of the sections of this Agreement are for
         --------
convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

     22. Severability. In case any provision of this Agreement shall be invalid,
         ------------
illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

     23.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
           ------------
counterparts, each of which shall be deemed an original and all of which shall constitute one in the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

STRONGHOLD TECHNOLOGIES, INC.               EXECUTIVE


By:/s/ Christopher J. Carey                 /s/ Christopher J. Carey
   ------------------------------           ------------------------------
      Name: Christopher J. Carey            Christopher Carey
      Title:President

Dated: May 15, 2002                         Dated: May 15, 2002
       ---------------------------                 -------------------------